SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 24, 2003
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHRMACEUTICAL CORPORATION
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      000-50414               52-2208264
           --------                      ---------               ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

     20425 Seneca Meadows Parkway, Germantown, Maryland              20876
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          (Address of Principal Executive Offices)                (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600

          (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Disclosure of Results of Operations and Financial Condition.

      On November 24, 2003, Advancis Pharmaceutical Corporation issued a press release announcing its financial results for the three months ended September 30, 2003. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      Exhibit        Description
      -------        -----------
      99.1           Press Release issued November 24, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCIS PHARMACEUTICAL CORPORATION

Date: November 24, 2003                      By: /s/ Steven A. Shallcross
                                                 -------------------------------
                                                 Steven A. Shallcross
                                                 Senior Vice President and Chief
                                                 Financial Officer